Vanguard® Total Corporate Bond ETF
Schedule of Investments (unaudited)
As of November 30, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
			Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
	Vanguard Long-Term Corporate Bond ETF		2,418,085	270,415
	Vanguard Short-Term Corporate Bond ETF		2,611,726	217,217
	Vanguard Intermediate-Term Corporate Bond ETF		2,113,837	205,402
Total Investment Companies (Cost $659,281)				693,034
		Coupon
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund (Cost $17)	0.109%	174	17
Total Investments (100.0%) (Cost $659,298)				693,051
Other Assets and Liabilities—Net (0.0%)				3
Net Assets (100%)				693,054
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2020, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Nov. 30, 2020 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	186,253	24,512	7,073	272	1,438	1,205	—	205,402
Vanguard Long-Term Corporate Bond ETF	235,157	37,143	12,324	114	10,325	1,926	—	270,415
Vanguard Market Liquidity Fund	14	NA1	NA1	—	—	—	—	17
Vanguard Short-Term Corporate Bond ETF	197,267	31,091	11,374	101	132	1,053	—	217,217
Total	618,691	92,746	30,771	487	11,895	4,184	—	693,051
1	Not applicable—purchases and sales are for temporary cash investment purposes.